PIMCO Variable Insurance Trust

Supplement dated October 31, 2003 to the
Prospectus dated May 1, 2003

Disclosure relating to the All Asset Portfolio

The following information replaces the first two paragraphs of the "Portfolio Summary" page in the prospectus:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds: Pacific Investment Management Series, an affiliated open-end investment company, except the All Asset, All Asset All Authority and Strategic Balanced Funds ("Underlying PIMS Funds"). Though it is anticipated that the Portfolio will not currently invest in the European StocksPLUS TR Strategy, Far East (ex-Japan) StocksPLUS TR Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio's asset allocation sub-adviser. The Portfolio invests its assets in shares of the Underlying PIMS Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio's asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMS Funds. The asset allocation sub-adviser attempts to diversify the Portfolio's assets broadly among the Underlying PIMS Funds. Please see the "Description of the Underlying PIMS Funds" in this prospectus for information about their investment styles and primary investments.

The Portfolio may invest in any or all of the Underlying PIMS Funds, but will not normally invest in every Underlying PIMS Fund at any particular time. The Portfolio's investment in a particular Underlying PIMS Fund normally will not exceed 50% of its total assets. The Portfolio's combined investments in the International StocksPLUS TR Strategy, StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of its total assets. In addition, the Portfolio's combined investments in the CommodityRealReturn Strategy, Real Return, Real Return II, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Portfolio's assets are not allocated according to a predetermined blend of shares of the Underlying PIMS Funds. Instead, when making allocation decisions among the Underlying PIMS Funds, the Portfolio's asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short-and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio's asset allocation sub-adviser has the flexibility to reallocate the Portfolio's assets among any or all of the Underlying PIMS Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investors Should Retain This Supplement For Future Reference